EXECUTION VERSION
SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment Agreement”), dated December 16, 2022, is made among CURTISS-WRIGHT CORPORATION, a Delaware corporation (together with its successors and assigns, the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (together with its successors and assigns, “C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (together with its successors and assigns, “C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC (f/k/a Curtiss-Wright Flow Control Service Corporation), a Delaware limited liability company (together with its successors and assigns, “C-W Flow Control Service”), and CURTISS-WRIGHT SURFACE TECHNOLOGIES LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow and C-W Flow Control Service, individually, each an “Issuer” and collectively, the “Issuers”), and the holders of Notes party hereto (the “Noteholders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Issuers and the Noteholders are parties to that certain Note Purchase Agreement dated February 26, 2013, as amended October 27, 2022 (the “Existing Note Purchase Agreement”, as amended by this Amendment Agreement, and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Note Purchase Agreement”) with respect to the issuance and sale of (a) $225,000,000 aggregate principal amount of the Issuers’ joint and several 3.70% Series F Senior Guaranteed Notes due February 26, 2023 (the “Series F Notes”), (b) $100,000,000 aggregate principal amount of the Issuers’ joint and several 3.85% Series G Senior Guaranteed Notes due February 26, 2025 (the “Series G Notes”), (c) $75,000,000 aggregate principal amount of the Issuers’ joint and several 4.05% Series H Senior Guaranteed Notes due February 26, 2028 (the “Series H Notes”) and (d) $100,000,000 aggregate principal amount of the Issuers’ joint and several 4.11% Series I Senior Guaranteed Notes due September 26, 2028 (the “Series I Notes”, and together with the Series F Notes, Series G Notes and Series H Notes, the “Notes”); and
WHEREAS, the Issuers have requested the Noteholders amend the Existing Note Purchase Agreement, and the Noteholders are willing to do so, but only in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT
Subject to the satisfaction of the conditions set forth in Article II hereof, the Existing Note Purchase Agreement is hereby amended as follows (such amendments are referred to herein collectively as the “Amendments”):
1.1Section 7.1 of the Existing Note Purchase Agreement is hereby amended by deleting the “and” at the end of clause (f), renumbering clause (g) as clause (h) and adding a new clause (g) as follows:

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(g)     Debt Rating – promptly following the occurrence thereof, notice of any change in the Debt Rating for any Series of the Notes (to the extent such Debt Rating is not a public rating); and

1.2Section 7.2(a) of the Existing Note Purchase Agreement is hereby amended by deleting the “and” after “inclusive,” and adding “and any Additional Provision” after “Section 10.9”.
1.3The following new Section 7.4 is hereby added to the Existing Note Purchase Agreement:
Section 7.4. Electronic Delivery.
Financial statements, opinions of independent certified public accountants, other information, information relating to the Debt Rating on any Series of the Notes and Officer's Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c) or (g), Section 7.2 and Section 9.8(b) shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:
(a)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer's Certificate satisfying the requirements of Section 7.2, any other information required under Section 7.1(c) and information relating to the Debt Rating on any Series of the Notes, including any Private Rating Letter and any Private Rating Rationale Report, pursuant to Section 7.1(g) or Section 9.8(b) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder's Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Obligors; or
(b)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer's Certificate satisfying the requirements of Section 7.2, any other information required under Section 7.1(c) and information relating to the Debt Rating on any Series of the Notes (including any Private Rating Letter and any Private Rating Rationale Report) pursuant to Section 7.1(g) or Section 9.8(b) are timely posted by or on behalf of the Company on Intralinks or on any other similar website to which each holder of Notes has free access;
provided however, that in no case shall access to such financial statements, other information, information relating to the Debt Rating on any Series of the Notes and Officer's Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20); provided further, that in the case of clause (b), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information, information relating to the Debt Rating on any Series of the Notes (including any Private Rating Letter and any Private Rating Rationale Report) and Officer's Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.
1.4The definition of “Remaining Scheduled Payments” in Section 8.8 of the Existing Note Purchase Agreement is hereby amended by adding “(excluding, for the avoidance of doubt, any Elevated Interest Rate)” after “interest thereon”.

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1.5The following new Section 9.7 is hereby added to the Existing Note Purchase Agreement:
9.7.    Most Favored Lender.
(a)If at any time any Principal Credit Facility includes any Net Worth Financial Covenant whether (i) in an existing Principal Credit Facility, (ii) as a new provision in a new or existing Principal Credit Facility or (iii) by way of amendment or other modification of an existing provision (or any defined term used therein), in each case, not included in this Agreement or that would be more beneficial to the holders of the Notes than any analogous provision included in this Agreement (any such Net Worth Financial Covenant, an “Additional Provision”), then the Issuers will, within three Business Days after the inclusion of such Additional Provision in such Principal Credit Facility, deliver written notice thereof to each holder of a Note. Such notice shall be signed by a Responsible Officer and shall refer to the provisions of this Section 9.7 and shall set forth a verbatim statement of such Additional Provision and any defined terms used therein, and related explanatory calculations, as applicable. Thereupon, unless waived in writing by the Required Holders within three Business Days after receipt of such notice by the holders of the Notes, such Additional Provision (and any related definitions) will be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date that such Additional Provision became effective under such Principal Credit Facility. Thereafter, upon the request of any holder of a Note, the Issuers will, at their expense, enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing.
(b)So long as no Default or Event of Default has occurred and is continuing:
(i)if any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is amended or otherwise modified in each relevant Principal Credit Facility with the effect that such Additional Provision is made less restrictive or otherwise less onerous on the Issuers and their Subsidiaries, then such Additional Provision will be deemed so amended in this Agreement, without any further action required on the part of any Person, effective as of the date of such amendment or modification in each relevant Principal Credit Facility,
(ii)if any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is removed from each relevant Principal Credit Facility, then such Additional Provision will be deemed removed from this Agreement, without any further action required on the part of any Person, effective as of the date of such removal from each relevant Principal Credit Facility, and
(iii)if each Principal Credit Facility including an Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is terminated and no amounts are outstanding thereunder, then such Additional Provision will be deemed removed from this Agreement, without any further action required on the part of any Person, effective as of the date of such termination, provided that (x) except as provided in Section 17, this Agreement shall not be amended to remove any covenant, undertaking, event of default, restriction or other provision included in this Agreement (other than any Additional Provision included in this Agreement by operation of Section 9.7(a)) or to make any such provision less restrictive

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on the Issuers and their Subsidiaries, and (y) if any creditor or agent under any Principal Credit Facility is provided any consideration for the amendment or other modification of such Principal Credit Facility, then the holders of Notes shall (concurrently with the provision of such consideration to such creditor or agent) be provided with equivalent consideration on a pro rata basis, and no such amendment, modification or removal of such Additional Provision in or from this Agreement shall be effective unless and until such equivalent consideration is provided to the holders of Notes.
1.6The following new Section 9.8 is hereby added to the Existing Note Purchase Agreement:
Section 9.8. Rating on the Notes.

(a)    The Company will at all times maintain a Debt Rating for each Series of the Notes from an Acceptable Rating Agency.

(b)    At any time that the Debt Rating maintained pursuant to clause (a) above is not a public rating, the Company will provide to each holder of a Note (x) at least annually (on or before each anniversary of the Second Amendment Effective Date) and (y) promptly upon any change in such Debt Rating, an updated Private Rating Letter evidencing such Debt Rating and an updated Private Rating Rationale Report with respect to such Debt Rating.  In addition to the foregoing information and any information specifically required to be included in any Private Rating Letter or Private Rating Rationale Report (as set forth in the respective definitions thereof), if the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time requires any additional information with respect to the Debt Rating of any Series of the Notes, the Company shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency.

1.7Section 10.2 of the Existing Note Purchase Agreement is hereby amended by amending and restating the last sentence of the last paragraph in its entirety as follows:
No such conveyance, transfer, sale or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or any Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under (x) this Agreement or the Notes (in the case of the Issuers) or (y) the Subsidiary Guarantee (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guarantee in accordance with Section 9.6(c) in connection with or immediately following such conveyance, transfer, sale or lease.

1.8Section 10.4 of the Existing Note Purchase Agreement is hereby amended by renumbering the existing paragraph as clause (a) and adding new clauses (b) and (c) as follows:
(b)    Notwithstanding the foregoing, the Company shall be permitted, on no more than three separate occasions while the Notes are outstanding, to increase the maximum ratio of Consolidated Debt to Consolidated Total Capitalization permitted under Section 10.4(a) to 0.65 to 1.00 (the “Elevated Ratio”) for the four consecutive fiscal quarter end dates following a Material Acquisition. Following the end of an Elevated Ratio Period (as defined below), the Company must be in compliance with Section 10.4(a) for at least one fiscal quarter end date before applying the Elevated Ratio for a subsequent time. Before or in connection with the delivery of financial statements in accordance with Section 7.1(a) or 7.1(b), as applicable, for the first fiscal quarter end

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date on which the Elevated Ratio will apply, the Company must deliver to each holder of the Notes a written notice from a Senior Financial Officer (an “Elevated Ratio Notice”):

(i)describing such Material Acquisition (including the name of the Person or details of the business or undertaking being acquired, the consideration therefor and the date of the closing of such Material Acquisition);
(ii)certifying that the Company is applying the Elevated Ratio in connection with such Material Acquisition and specifying the fiscal quarter end dates in respect of which the Elevated Ratio will apply (which such period shall commence with the fiscal quarter end date of the fiscal quarter in which such Material Acquisition occurred and continue for up to the next three consecutive fiscal quarter end dates, as specified by the Company) (the period commencing on the first day of the fiscal quarter in which such Material Acquisition occurred through the last day of the last consecutive fiscal quarter specified by the Company in the Elevated Ratio Notice, the “Elevated Ratio Period”); and
(iii)confirming that during the Elevated Ratio Period and, if as of the last day of the Elevated Ratio Period the Debt Rating on each Series of the Notes is not at least Investment Grade, thereafter until the date as of which an Acceptable Rating Agency has confirmed in writing that the Debt Rating on each Series of the Notes is at least Investment Grade (the period commencing on the day immediately following the Elevated Ratio Period through such date, the “Additional Interest Period”), each Note then outstanding shall accrue interest at a rate which is 75 basis points (0.75% per annum) higher than the stated coupon rate of such Note (the “Elevated Interest Rate”).
(c)    Additional interest resulting from the application of the Elevated Interest Rate with respect to any Note shall:

(iv)accrue for the entire Elevated Ratio Period and any Additional Interest Period (including retroactively, as applicable); and
(v)become due and payable to the holder of such Note commencing on the earlier of (A) the next interest payment date with respect to such Note following delivery of the Elevated Ratio Notice and (B) the date such Note shall have become due and payable as a result of its maturity, prepayment or acceleration.
For the avoidance of doubt, if the Company has, prior to the delivery of an Elevated Ratio Notice, paid interest for any portion of an Elevated Ratio Period at the original stated rate of interest applicable to any Note, the payment due at the time provided in clause (ii) above shall include additional interest at the rate of 75 basis points (0.75% per annum) for such portion of such Elevated Ratio Period.
1.9Section 10.6 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety as follows:
10.6.    Consolidated Interest Coverage Ratio.
The Company will not permit, as of the end of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the period of the immediately preceding four full fiscal quarters of the Company ending on such date to (b) Consolidated Interest Charges for such period ending on such date, to be less than 3.00 to 1.00.

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1.10Section 11(c) of the Existing Note Purchase Agreement is hereby amended and restated in its entirety as follows:
(c)    any Issuer defaults in the performance of or compliance with any term contained in Section 9.6, Section 10 or any Additional Provision and such default is not remedied within five Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (c) of Section 11); or
1.11The following definitions are hereby added to Schedule B of the Existing Note Purchase Agreement in the appropriate alphabetical order:
“Acceptable Rating Agency” means S&P Global Ratings, a division of S&P Global, Inc, Moody’s Investors Service, Inc., Kroll Bond Rating Agency or DBRS Morningstar, as long as such credit rating agency is a “nationally recognized statistical rating organization” recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC.

“Additional Interest Period” is defined in Section 10.4(b)(iii).

“Additional Provision” is defined in Section 9.7(a).

“Assured Obligation” means any Indebtedness or other obligation or liability.
“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.
    “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Net Income for such period, plus (b) Consolidated Interest Charges for such period, plus (c) consolidated foreign, federal and state income tax expenses for such period, plus (d) depreciation and amortization for such period, plus (e) extraordinary losses for such period, minus (f) extraordinary gains for such period.

    “Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to Indebtedness of the Company and its Subsidiaries, interest expense for the relevant period that has been capitalized on the balance sheet and interest expense with respect to any Deemed Debt.

“Debt Rating” means the debt rating of each Series of the Notes as determined from time to time by any Acceptable Rating Agency.

“Deemed Debt” means the amount of indebtedness incurred by the Company and its consolidated Subsidiaries and any special purpose corporation or trust which is an Affiliate of the Company or any of its Subsidiaries in connection with any accounts receivable or inventory financing facility, whether or not shown on the balance sheet of the Company or such Subsidiary in accordance with GAAP to the extent not included in

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the definition of Indebtedness. For purposes of determining the amount of Deemed Debt incurred by any Person in connection with any accounts receivable or inventory financing transaction, the amount of all contingent obligations of such Person shall be included as well as non-recourse indebtedness incurred in connection with such transaction. Deemed Debt shall not include operating leases.

“Deemed Guarantor” means a Person who is deemed subject to a Guarantee in respect of any Assured Obligation of another Person (the “Deemed Obligor”) because such Person directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify the Deemed Obligor against, or otherwise agrees, becomes or remains liable (contingently or otherwise) for, such Assured Obligation.
“Deemed Obligor” shall have the meaning set forth in the definition of “Deemed Guarantor”.
“Elevated Interest Rate” is defined in Section 10.4(b)(iii).

“Elevated Ratio” is defined in Section 10.4(b).

“Elevated Ratio Notice” is defined in Section 10.4(b).

“Elevated Ratio Period” is defined in Section 10.4(b)(ii).

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Guarantee” means (a) to purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) to make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of a Deemed Obligor, (ii) to enable a Deemed Obligor to meet any other financial condition, (iii) to enable a Deemed Obligor to satisfy any Assured Obligation or to make any Restricted Payment or any other payment, or (iv) to assure the holder of such Assured Obligation against loss, (c) to purchase or lease property or services from a Deemed Obligor regardless of the nondelivery of or failure to furnish of such property or services, or (d) in respect of any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) of any Assured Obligation. Without limitation, a Guarantee shall be deemed to exist if a Deemed Guarantor agrees, becomes or remains liable (contingently or otherwise), directly or indirectly for any of the foregoing.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

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(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial but excluding standby letters of credit issued for the account of such Person in connection with bids on proposed contracts by such Person), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)    capital leases and Synthetic Lease Obligations;
(g)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and
(h)    all Guarantees of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Investment Grade” means a rating of BBB- by S&P Global Ratings, a division of S&P Global, Inc, Baa3 by Moody’s Investors Service, Inc., BBB- by Kroll Bond Rating Agency or BBB(low) by DBRS Morningstar (as applicable), or, in each case, better.

“Material Acquisition” means any acquisition or series of related acquisitions by the Company or any of its Subsidiaries of a Person, business or undertaking for which the

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consideration, including all cash, equity, assumption of liabilities or other forms of consideration, whenever payable or given, is at least $100,000,000 (or its equivalent in any other currency).

“Net Worth Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction or other provision) that requires the Company or any Subsidiary, on a consolidated basis or otherwise, to achieve or maintain a specified level of net worth or shareholders’ equity.

“Private Rating Letter” means a letter issued by an Acceptable Rating Agency in connection with any private debt rating for a Series of the Notes, which (a) sets forth the Debt Rating for such Series of the Notes, (b) refers to the Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) in respect of such Series of the Notes, (c) addresses the likelihood of payment of both principal and interest on the Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on the Notes or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of the Notes as may be required from time to time by the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes and (e) shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the letter from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes.

“Private Rating Rationale Report” means, with respect to any Private Rating Letter, a report issued by the Acceptable Rating Agency in connection with such Private Rating Letter setting forth an analytical review of the Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Debt Rating for the relevant Series of the Notes, in each case, on the letterhead of the Acceptable Rating Agency or its controlled website and generally consistent with the work product that an Acceptable Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time. Such report shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the report from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof).

“Second Amendment Effective Date” means December 16, 2022.

“SVO” means the Securities Valuation Office of the NAIC.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity

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options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a holder or any Affiliate of a holder).
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1Closing Conditions. The effectiveness of the Amendments set forth in Article I is subject to the satisfaction (or waiver) of each of the following conditions (the date upon which such Amendments become effective being referred to herein as the “Amendment Effective Date”):
(a)Executed Documents. Each of the holders of the Notes shall have received a copy of:
(i)this Amendment Agreement duly executed by the Issuers and all of the holders of the Notes in form and substance satisfactory to the Noteholders;
(ii)an amendment agreement duly executed by the Issuers, Curtiss-Wright Electro-Mechanical Corporation and the holders of notes party thereto in respect of the note purchase agreement dated August 13, 2020 between the Issuers, Curtiss-Wright Electro-Mechanical Corporation and the purchasers party thereto, in form and substance satisfactory to the Noteholders (the “2020 Amendment Agreement”); and

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(iii)an amendment agreement duly executed by the Issuers and the holders of notes party thereto in respect of the note purchase agreement dated December 8, 2011, as amended October 27, 2022, between the Issuers and the purchasers party thereto, in form and substance satisfactory to the Noteholders (the “2011 Amendment Agreement”).
(b)Reaffirmation of the Subsidiary Guarantee. Each of the holders of the Notes shall have received a fully executed copy of the Subsidiary Guarantor Acknowledgement in the form of Exhibit A to this Amendment Agreement, executed and delivered by each Subsidiary Guarantor.
(c)Debt Rating. Each of the holders of the Notes shall have received a copy of (i) a Private Rating Letter issued by an Acceptable Rating Agency setting forth the initial Debt Rating for each Series of the Notes and (ii) the related Private Rating Rationale Report with respect to such Debt Rating.
(d)No Default. Both immediately before and immediately after giving effect to this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing.
(e)Representations and Warranties. The representations and warranties set forth in Section 3.2 of this Amendment Agreement shall be true and correct on and as of the Amendment Effective Date.
(f)Fees and Expenses. The Issuers shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Amendment Agreement and the transactions contemplated hereby.
(g)Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment Agreement shall be reasonably satisfactory in form and substance to the Noteholders and their counsel.
ARTICLE III
MISCELLANEOUS
3.1Amended Terms. Except as expressly provided herein, all of the terms and provisions of the Existing Note Purchase Agreement are and shall remain in full force and effect. On and after the Amendment Effective Date, each reference in the Note Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in the other Financing Documents to “Note Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Existing Note Purchase Agreement as amended hereby.
3.2Representations and Warranties of the Issuers. To induce the Noteholders to enter into this Amendment Agreement and to consent to the Amendments, each of the Issuers represents and warrants to the holders of the Notes that as of the date hereof and as of the Amendment Effective Date:
(a)It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and it has taken all necessary action to authorize the execution, delivery and performance of this Amendment Agreement.

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(b)This Amendment Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)The representations and warranties set forth in Section 5 of the Note Purchase Agreement are true and correct as of such date (except for those which expressly relate to an earlier date).
(d)Both immediately before and immediately after giving effect to this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing.
(e)The execution and delivery of this Amendment Agreement and the performance by each of the Issuers of its obligations hereunder and under the other documents executed in connection herewith to which it is a party do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien in respect of any property of such Issuer or any of its Subsidiaries or under the provisions of: (i) any charter document, constitutive document, agreement with shareholders or members, bylaws, operating agreement or any other organizational or governing agreement of such Issuer or any of its Subsidiaries, (ii) any other Material agreement or instrument by which such Issuer or any of its Subsidiaries or any of their respective properties may be bound or affected; or (iii) any statute or other rule or regulation or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Issuer or any of its Subsidiaries.
(f)No fee or other compensation is being provided to any holder of notes in respect of the 2020 Amendment Agreement or the 2011 Amendment Agreement.
3.3Reaffirmation of Obligations. Each of the Issuers hereby ratifies and reaffirms all of its payment, performance and other obligations under the Note Purchase Agreement and the other documents executed in connection therewith to which it is a party and each of the Issuers acknowledges and agrees that it is bound by all terms of the Note Purchase Agreement and the other documents executed in connection therewith applicable to it.
3.4Expenses. The Issuers agree to pay all reasonable costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment Agreement, including without limitation the reasonable fees and expenses of the Noteholders’ legal counsel, whether or not the Amendments contemplated hereby become effective.
3.5Further Assurances. The Issuers agree to promptly take such action, upon the request of any Noteholder, as is necessary to carry out the intent of this Amendment Agreement.
3.6Entirety. This Amendment Agreement embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.7Counterparts; Electronic Signatures. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The parties agree to electronic contracting and signatures with respect to this Amendment Agreement. Delivery of an

DB1/ 131897512.7

electronic signature to, or a signed copy of this Amendment Agreement or any other documents executed in connection herewith by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment Agreement and the other documents executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Noteholder or holder shall request manually signed counterpart signatures to this Amendment Agreement or any other document executed in connection herewith, the Issuers hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.
3.8No Actions, Claims, Etc. As of the date hereof, each of the Issuers hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Noteholder or any Noteholder’s officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Note Purchase Agreement on or prior to the date hereof.
3.9GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
3.10Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.11Jurisdiction and Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 22.8 of the Note Purchase Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment Agreement to be duly executed on the date first above written.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY,
LLC
CURTISS-WRIGHT FLOW CONTROL
CORPORATION
CURTISS-WRIGHT FLOW CONTROL
SERVICE, LLC
CURTISS-WRIGHT SURFACE TECHNOLOGIES LLC
By: _________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

The foregoing is hereby
agreed to as of the
date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:    New York Life Investment Management LLC,
    Its Investment Manager

    By:
    Name:
    Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE
ACCOUNT (BOLI 3-2)
By:    New York Life Investment Management LLC,
    Its Investment Manager

    By:
    Name:
    Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE
ACCOUNT (BOLI 30E)
By:    New York Life Investment Management LLC,
    Its Investment Manager

    By:
    Name:
    Title:
[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
TRANSAMERICA PACIFIC INSURANCE COMPANY LTD
TRANSAMERICA LIFE (BERMUDA) LTD
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
By:    AEGON USA Investment Management, LLC,
    Its investment manager

    By: ______________________________
    Name:
    Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:       Northwestern Mutual Investment Management Company, LLC,
its investment adviser

By:

Name:
Managing Director

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: _______________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: _______________________________________
Name:
Title:

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By: _______________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

MODERN WOODMEN OF AMERICA

By: __________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

USAA LIFE INSURANCE COMPANY

By: ___________________________
Name:    John Spear
Title:    Vice President

UNITED SERVICES AUTOMOBILE ASSOCIATION

By: ___________________________
Name:    Donna Baggerly
Title:    Vice President

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By: _________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

WEST COAST LIFE INSURANCE COMPANY

By: _________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

STATE FARM LIFE INSURANCE COMPANY

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:
[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK
AMERITAS LIFE INSURANCE CORP. (successor in interest to ACACIA LIFE INSURANCE COMPANY)
AMERITAS LIFE INSURANCE CORP. (successor in interest to THE UNION CENTRAL LIFE INSURANCE COMPANY)
By:    Ameritas Investment Partners, Inc., as Agent

    By: _________________________
    Name:
    Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: _______________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By: __________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

NATIONAL LIFE INSURANCE COMPANY

By: _______________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: ____________________________
Name:
Title:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: ____________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: ______________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA F/K/A GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
By: ___________________________________
Name:
Title:
By: ___________________________________
Name:
Title:

THE CANADA LIFE ASSURANCE COMPANY

By: ___________________________________
Name:
Title:

By: ___________________________________
Name:
Title:

LONDON LIFE INSURANCE COMPANY

By: ___________________________________
Name:
Title:

By: ___________________________________
Name:
Title:

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: _________________________________________
Name:
Title:    Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.
By:    Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:    Prudential Investment Management, Inc., as Sub-Adviser

        By: ______________________________
        Name:
        Title:    Vice President

LIBERTY NATIONAL LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
    By:    Prudential Private Placement Investors, Inc. (as its General Partner)

        By: ______________________________
        Name:
        Title:    Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:    Prudential Investment Management, Inc., as investment manager

    By: ___________________________________
    Name:
    Title:    Vice President

MEDICA HEALTH PLANS
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
    By:    Prudential Private Placement Investors, Inc. (as its General Partner)

        By: ______________________________
        Name:
        Title:    Vice President

[Signature Page to Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]

EXHIBIT A
[FORM OF SUBSIDIARY GUARANTOR ACKNOWLEDGEMENT]
SUBSIDIARY GUARANTOR ACKNOWLEDGEMENT
Each of the undersigned acknowledges and agrees to the terms of the Second Amendment to Note Purchase Agreement dated December 16, 2022 (the “Amendment Agreement”), amending that certain Note Purchase Agreement dated February 26, 2013, as amended October 27, 2022 (the “Note Purchase Agreement”), by and among Curtiss-Wright Corporation, a Delaware corporation, Curtiss-Wright Controls, Inc., a Delaware corporation, Metal Improvement Company, LLC, a Delaware limited liability company, Curtiss-Wright Flow Control Corporation, a New York corporation, Curtiss-Wright Flow Control Service, LLC (f/k/a Curtiss-Wright Flow Control Service Corporation), a Delaware limited liability company, and Curtiss-Wright Surface Technologies LLC, a Delaware limited liability company, and the holders of Notes party thereto. Capitalized terms used herein but not defined are used as defined in the Note Purchase Agreement.
Each of the undersigned confirms that the Subsidiary Guarantee to which such undersigned is a party remains in full force and effect after giving effect to the Amendment Agreement and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

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SUBSIDIARY GUARANTORS:
DY4 INC.
CURTISS-WRIGHT ELECTRO-
MECHANICAL CORPORATION
WILLIAMS CONTROLS, INC.
WILLIAMS CONTROLS INDUSTRIES, INC.

By:_____________________________________
Name:
Title:

[Signature Page to Subsidiary Guarantor Acknowledgement to
Curtiss-Wright - Second Amendment to 2013 Note Purchase Agreement]